EXHIBIT 99.2


                    CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM



This Memorandum contains confidential and proprietary information. This Memorandum is provided for the exclusive and confidential use by the person or entity set forth above. This Memorandum may not be reproduced or recirculated for any purpose whatsoever.


================================================================================



                            SUPERCLICK, Incorporated
                            a Washington corporation


            UP TO TWO MILLION FIVE HUNDRED THOUSAND (2,500,000) UNITS
                                       OF
                      COMMON STOCK WITH SERIES "A" WARRANTS
                          OFFERING PRICE $0.45 PER UNIT

SUPERCLICK, INC. (the "Company") is offering 2,500,000 Units at $0.45. Each Unit consists of one common share at $0.45 plus one Series "A" Warrant exercisable at $.60 for an aggregate total of $2,625,000. The Units are being offered in minimum investments of $45,000.00 on a best efforts basis pursuant to the terms of this Offering Memorandum ("Memorandum"); however, the Company reserves the right to accept subscriptions for fractional Units if it deems such action to be necessary and in the best interest of the Offering.

The Company is a reporting issuer under the Securities Exchange Act of 1934, as amended. All information provided in this Memorandum is supplemented and further explained by the SEC filings made by the Company. Potential Investors are encouraged to review the Company's most recent SEC filings by logging on to the Securities and Exchange Commission's website at WWW.SEC.GOV and entering the Company's name in the search window under "Filings and Forms (EDGAR.)-Search for Company Filings." Alternatively, potential investors may request copies of such filings directly from the Company

                    CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

                            SUPERCLICK, INCORPORATED
                            a Washington corporation
    Up to Two Million Five Hundred Thousand (2,500,000) Units of Common Stock
                            With Series "A" Warrants
                          Offering Price $0.45 Per Unit


This Memorandum relates to the offer and sale (the "Offering") by Superclick, Incorporated, a Washinton corporation (the "Company"), of up to Two Million Five Hundred Thousand (2,500,000) Units at $.45 (the "Units"). Each Unit consists of one Common Stock with one Series "A" Warrant exercisable at $.60. The offering price of the Common Stock has been determined by the Company and bears minimal relationship to the Company's earnings, assets, book value or any other generally accepted criteria of value. See "Risk Factors."

The Shares being offered have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws. No public market exists for the Shares and there can be no assurance that any such market will ever develop. The Shares are being offered to investors who qualify as "Accredited Investors" under Regulation D adopted by the Securities and Exchange Commission. The Company reserves the right to approve each investor and/or modify the investor suitability requirements. See "CERTAIN TERMS OF THE OFFERING."

THE SHARES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION, ANY OTHER REGULATORY AUTHORITY OR ANY ATTORNEY, NOR HAVE ANY OF THE FOREGOING PERSONS PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

AN INVESTMENT IN THE SHARES IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. ANY PERSON WHO CANNOT AFFORD TO BEAR THE POTENTIAL LOSS OF HIS OR HER ENTIRE INVESTMENT SHOULD NOT PURCHASE THE SHARES OFFERED HEREBY. THE SHARES OFFERED HEREBY CONTAIN CERTAIN RESTRICTIONS ON TRANSFER AND MAY BE DIFFICULT TO RESELL. SEE "RISK FACTORS."





                                  Price to      Sales           Proceeds to
                                   Public     Commission        Cpompany(1)
Per Unit.................
                                     $0.45        $0.45              $0.45

Total....................       $1,125,000     $112,500         $1,012,500


(1) The Offering will terminate on the earliest of: (a) August 31, 2004 or such date as the Company may amend from time to time or (b) upon the sale of all Units offered herein.

The effective date of this Private Placement Memorandum is April 6, 2004.

                                INVESTOR NOTICES


     PROSPECTIVE INVESTORS SHOULD BE AWARE THAT THIS MEMORANDUM, AS WELL AS OTHER INFORMATION PROVIDED TO INVESTORS, INCLUDING THESE MATERIALS, UNLESS EXPRESSLY INDICATED OTHERWISE, ARE INTENDED TO SERVE ONLY AS A BRIEF DESCRIPTION OF CERTAIN PRINCIPAL ASPECTS OF THE COMPANY AND ITS BUSINESS OPERATIONS. AS A RESULT, THE INFORMATION PROVIDED HEREIN DOES NOT REPRESENT A COMPLETE SUMMARY OF THE OFFERING OR THE COMPANY ITSELF, AND SHOULD NOT BE RELIED UPON BY POTENTIAL INVESTORS AS SUCH.

     POTENTIAL INVESTORS ARE ENCOURAGED TO ASK QUESTIONS AND OBTAIN ADDITIONAL INFORMATION FROM THE PRINCIPALS OF THE COMPANY CONCERNING THE COMPANY'S OPERATIONS AND ANY OTHER RELEVANT MATTERS (INCLUDING, BUT NOT LIMITED TO, ADDITIONAL INFORMATION TO EXPLAIN, OR VERIFY THE ACCURACY OF, THE INFORMATION SET FORTH HEREIN). THEY MAY BE CONTACTED THROUGH SUPERCLICK, INCORPORATED, 23332 MILL CREEK DRIVE, SUITE 230 LAGUNA HILLS CALIFORNIA 92653.

     THIS MEMORANDUM IS SUBMITTED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS FOR THEIR USE SOLELY IN CONNECTION WITH THEIR CONSIDERATION OF AN INVESTMENT IN THE COMPANY. THIS MEMORANDUM MAY NOT BE REPRODUCED OR REDISTRIBUTED IN WHOLE OR IN PART.

     NO REGULATORY AUTHORITY OR ANY ATTORNEY HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM OR ENDORSED THE MERITS OF AN INVESTMENT IN THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     PLEASE NOTE THAT THE INFORMATION AND STATEMENTS CONTAINED IN THIS MEMORANDUM ARE CONFIDENTIAL AND PROPRIETARY TO THE COMPANY AND ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE FACT THAT THEY ARE MADE TO BEST OF THE COMPANY'S KNOWLEDGE AND BELIEF. NO ATTORNEY HAS PASSED UPON OR ASSUMES ANY RESPONSIBILITY FOR THE ACCURACY, COMPLETENESS OR FAIRNESS OF THE STATEMENTS CONTAINED IN THIS MEMORANDUM. NO ATTORNEY HAS MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, THAT IT HAS INDEPENDENTLY VERIFIED THE ACCURACY, COMPLETENESS OR FAIRNESS OF THE STATEMENTS CONTAINED HEREIN. THIS MEMORANDUM IS BEING SUBMITTED TO PROSPECTIVE INVESTORS WITH THE EXPRESS UNDERSTANDING THAT SUCH PERSONS WILL NOT RELEASE THIS MEMORANDUM OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTIONS OR USE IT OR SUCH INFORMATION FOR ANY PURPOSE OTHER THAN EVALUATING A POTENTIAL INVESTMENT IN THE COMPANY.

AN INVESTMENT IN THE COMPANY INVOLVES SIGNIFICANT RISKS AND IS SUITABLE ONLY FOR PERSONS OF ADEQUATE FINANCIAL MEANS WHO HAVE NO NEED FOR LIQUIDITY WITH RESPECT TO THIS INVESTMENT AND WHO CAN BEAR THE ECONOMIC RISK OF A COMPLETE LOSS OF THEIR ENTIRE INVESTMENT.

     THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS SET FORTH HEREIN OR IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF. IN THE EVENT OF ANY MATERIAL CHANGE PRIOR TO CLOSING, THIS MEMORANDUM WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

     NO PERSON IS AUTHORIZED BY THE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM IN CONNECTION WITH THE OFFERING MADE HEREIN AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

     THIS OFFERING IS MADE SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT IN ITS SOLE DISCRETION TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART OR TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE NUMBER OF SHARES SUBSCRIBED FOR BY SUCH INVESTOR.

     THE SHARES ARE DEEMED TO BE SECURITIES, BUT ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THE SHARES MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS SO REGISTERED OR, IN THE OPINION OF COUNSEL FOR THE COMPANY, REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

     NO GENERAL SOLICITATION WILL BE CONDUCTED AND NO OFFERING LITERATURE OR ADVERTISING IN ANY FORM WILL OR MAY BE EMPLOYED IN THE OFFERING OF THE SHARES, EXCEPT FOR THIS MEMORANDUM AND THE DOCUMENTS SUMMARIZED HEREIN OR ENCLOSED HEREWITH. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS MEMORANDUM OR IN THE DOCUMENTS SUMMARIZED HEREIN OR ENCLOSED HEREWITH AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON.

     NEITHER THE COMPANY NOR ANY OTHER PERSON IS MAKING ANY REPRESENTATION TO ANY PROSPECTIVE INVESTOR OR PURCHASER OF THESE SHARES REGARDING THE LEGALITY OF AN INVESTMENT THEREIN BY SUCH PROSPECTIVE INVESTOR OR PURCHASER UNDER APPROPRIATE LEGAL INVESTMENT OR SIMILAR LAWS.

     PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM OR ANY COMMUNICATION RELATING TO THIS OFFERING AS INVESTMENT, LEGAL OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT SUCH INVESTOR'S OWN COUNSEL, ACCOUNTANT AND OTHER PROFESSIONAL ADVISORS AS TO THE FINANCIAL, LEGAL, TAX AND RELATED MATTERS CONCERNING THIS INVESTMENT.

                              --------------------

                                  NASAA LEGEND

     IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES MAY BE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER RULE 4 (6) OF THE ACT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                         NOTICE TO CALIFORNIA RESIDENTS

     THE SALE OF THE SECURITIES IN THIS OFFERING HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THE SUBSCRIPTION AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                          NOTICE TO NEW YORK RESIDENTS

     THIS PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THIS PRIVATE MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL, TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN. NEW YORK RESIDENTS MUST HAVE EITHER (i) A MINIMUM ANNUAL GROSS INCOME OF THIRTY-FIVE THOUSAND DOLLARS ($35,000) AND A NET WORTH OF AT LEAST THIRTY-FIVE THOUSAND DOLLARS ($35,000), EXCLUDING IN ALL COMPUTATIONS OF NET WORTH, THE VALUE OF THE SUBSCRIBERS HOME, HOME FURNISHINGS AND AUTOMOBILES OR (ii) A NET WORTH OF AT LEAST ONE HUNDRED THOUSAND DOLLARS ($100,000), EXCLUDING IN ALL COMPUTATIONS OF NET WORTH, THE VALUE OF THE SUBSCRIBERS HOME, HOME FURNISHINGS AND AUTOMOBILES.

                                Table of Contents

Section                                                                   Page
--------------------------------------------------------------------------------


SUMMARY OF THE OFFERING                                                     1

THE COMPANY                                                                 3

MANAGEMENT                                                                  6

RISK FACTORS                                                                10

USE OF PROCEEDS                                                             13

DIVIDEND POLICY                                                             13

CERTAIN TERMS OF THE OFFERING                                               14

PRINCIPAL SHAREHOLDERS                                                      19

DESCRIPTION OF CAPITAL STOCK                                                20

                             SUMMARY OF THE OFFERING


THE FOLLOWING SUMMARY OF THE OFFERING IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING ELSEWHERE IN, OR INCLUDED AS PART OF, THIS MEMORANDUM AND IN THE INFORMATION CONTAINED IN DOCUMENTS INCORPORATED HEREIN BY REFERENCE.

The Company         Superclick, Incorporated, a Washington corporation (the
                    "Company") was incorporated in June 1999. The Company, through its wholly-owned subsidiary, Superclick Networks, Inc. develops, markets and manages Internet access solutions targeted toward the hospitality, multiple tenant unit
                    ("MTU") and education markets.


Management of The directors and executive officers of the Company are:
the Company

                    John Glazik           President and Chief Executive Officer

                    Sandro Natale         V.P. of Business Development, Director

                    Todd M. Pitcher       Chairman

                    Robert MacFarlane     Director

                    Ronald Fon            Director

                    Hugh Renfro           Director

                    Jacobo Melcer         Director

                    Stephen J. Montague   Director


                    See the section entitled "Management" herein, for more information concerning the Company's management and their compensation.

The Offering        Up to 2,500,000 Units at a price of $.45 ("Units")
                    consisting of one share of Common Stock and one "A" Series
                    Warrant exercisable at $.60 are being offered to sophisticated investors meeting certain criteria. Each prospective investor must subscribe to purchase a minimum investment of $45,000, unless management in its discretion accepts a lesser amount.

                    All proceeds will become immediately available to the Company upon acceptance of any subscription. The Company retains the right to determine, in its sole discretion, to whom offers of the Shares will be made and the number of Shares which any prospective investor will be entitled to purchase.

Lack of Liquidity The Shares will be issued and sold without registration under federal and state securities laws, will be subject to restrictions on transfer, and should be purchased only by persons who can afford the consequences of a long term investment and who can afford the loss of their entire investment. See "Risk Factors" herein.

Use of Proceeds     The proceeds to the Company from the sale of the Shares
                    offered hereby, before deduction of offering expenses
                    (legal, accounting, printing, marketing and miscellaneous), will be $1,012,500 if the maximum number of Units are sold.
                    It is anticipated that these proceeds will be used to address operational requirements, add headcount, and ramp sales and marketing efforts. A portion of the proceeds will be used to reduce certain current liabilities. Finally, the proceeds will be used for general working capital. In the event that less than the maximum number of Shares is sold, the Company may need to seek other additional sources of funds to continue and expand its operations as intended. See
                    "Use of Proceeds" herein for a further description of the expenditures anticipated to be incurred by the Company.

Risk Factors This Offering is subject to a number of substantial risks including, among others, all of the risks inherent in any company with limited operating history, and the implementation of a new business enterprise, including the possibility that investors could lose their entire investment. See "Risk Factors" herein.

Method of Offering The Offering will be made solely by the executive officers and directors of the Company who will not be paid any specific compensation in connection therewith. The Company may use licensed NASD brokers or pay a finder's fee to certain persons having a pre-existing relationship with one or more of the executive officers or directors of the Company who refer qualified, eventual purchasers of Shares to the Company.

Suitability         Shares may be sold to a maximum of 35 counted investors and an unlimited number of Accredited Investors or their equivalent, as provided for under applicable federal and state securities laws.

Company Filings:    The Company is a reporting issuer under the Securities
                    Exchange Act of 1934, as amended. All information provided in this Memorandum is supplemented and further explained by the SEC filings made by the Company. Potential Investors are encouraged to review the Company's most recent SEC filings by logging on to the Securities and Exchange Commission's website at WWW.SEC.GOV and entering the Company's name in the search window under "Filings and Forms (EDGAR.)-Search for Company Filings." Alternatively, potential investors may request copies of such filings directly from the Company.


                                   THE COMPANY


     The Company was incorporated in Washington in June 1999 under the name "Exo-Web.Com", and in January 2000 changed its name to "DDR Systems, Inc". During the period from 1999 to February 2001, it engaged in start up activities related to the development and sale of its licensed product line consisting of high-tech instruments that are used to record information transferred from distant sources such as aircraft and satellites. In 2001 the Company acquired a 40% share in Nordic Racing and in March 2001 changed its name to "Grand Prix Sports, Inc". Later, in October 2002, it sold our 40% share in Nordic Racing due to management differences. Simultaneously, capital sources were identified that would provide the Company with cash to identify a synergistic business and for working capital in the interim.

     On August 19, 2003, the Company's board of directors approved a reverse stock split on the basis of one new share for six old shares effective with the date of October 10, 2003. The reverse split was effected in conformity with the State of Washington Business Code 23B.10.020 and did not require shareholder approval prior to the filing of its amendment.

     On September 1, 2003, the Company's board of directors approved the change of its corporate name to "Superclick, Inc." from "Grand Prix Sports, Inc." to more accurately reflect the business of its intended acquisition target, "Superclick Networks, Inc.". The name change took effect on October 6, 2003.On October 7, 2003, the Company concluded the acquisition of Superclick Networks, Inc. a company chartered in Quebec, Canada.

     The Company's executive offices are located at 23332 Mill Creek Drive, Suite 233, Laguna Hills, California, 92653. Our Internet site is www.superclick.com

Business of the Company.

     Superclick, Inc. is engaged in the business of developing and commercializing proprietary Internet access management solutions for the hospitality, education and multiple-tenant unit (MTU) markets. Its' flagship product line, Superclick Internet Access Management Systems (SIMS), is based on a patented technology providing cost-effective Internet access for PBX-based low-speed and Ethernet-based high-speed traffic on wired and wireless networks.

Our Products and Services

     Superclick's flagship product is its Internet Management System (SIMS) solution. SIMS addresses both the concerns of the guests and the hotel by providing a reliable, easy to use Internet connection whether low-speed (LSIA) or high-speed (HSIA), wired or wireless. The seamless and transparent SIMS system requires no supplemental configuration by the guest.

SIMS Low Speed

     The SIMS LSIA enables the guest to simply plug their computer into the phone jack and dial their Internet Service Provider (ISP). The hotel's PBX identifies the ISP traffic and redirects it to a second dedicated SIMS trunk group, thereby freeing up the hotel's telephone lines for voice calls. The primary advantages that the SIMS LSIA solution offers hotels are that it improves guest service while lowering trunk costs.

SIMS High Speed

     The SIMS HSIA enables guests to plug into the Ethernet port in their room, accept the charge from a pop-up screen and connect to the Internet without changing any settings to their PC. SIMS also provides advanced Internet access features such as firewall protection and packet shaping. Network congestion is a problem caused by file sharing, downloading files from peer-to-peer (P2P) web sites and other bandwidth intensive applications.

     The packet shaper works in to ways: (1) reduces the speed of the download and (2) gives priority of usage other than the ports it designated to slow. Packet shaping prevents P2P users from using too much bandwidth, or "commandeering" available bandwidth from others on the network.

Competition

     According to estimates, the hospitality vertical presents a 2003 $4.41 billion opportunity for the telecom industry and for carriers looking to improve vertical marketing and solution selling to this vertical. Opportunities continue to lie around wireline voice and data for the purpose of lowering costs, integrating systems, and improving the guest experience.

     The hospitality industry is an estimated $350 billion dollar business, based on the most recent U.S. Census Bureau statistics. Recent decline in revenues is primarily due to the economic conditions and slowing travel activity due to the terrorist attacks and war in Iraq. Despite the industry revenue and profit margin decline, technology and telecom service continue to be a focus on hospitality expenses in order to enhance guest loyalty and retention, streamline operations, increase per guest revenues and occupancy rates, differentiate property accommodations, maintain brand identity, and optimize services to reduce costs.

     Among key drivers and trends occurring in the hospitality vertical as it relates to technology and telecom are:

     o    High-speed Internet access is a must have for hotels and motels

     o Wireless Internet and "Hot spots" are in the early stages of implementation, and is expected to see high growth over the next several years

     o Telecom Services is now a cost component, and not a revenue component in the hotel and motel industry

     o PBX Services are the primary communications systems for hotels and motels, while IP PBX and IP Centrex will transition as the next form of telecom systems in the hospitality industry

     o Increased Need for Integration with Property Management Systems (PMS), Centralized Reservations Systems (CRS), and Global Distribution Systems (GDS) brings the opportunity for managed services, hosting, consulting, and other value-added telecom services

     o Conferencing Services (Voice, Web, Video) are a major need in conference and meeting rooms within hotels, convention hotels, and conference centers

     o Hub, LAN, and Internet connectivity is a must-have at conferences and trade shows, therefore on-site services, equipment, and billing will be in demand.

     o Telecom services and technology are being leveraged to differentiate hotels and restaurants, in order to attract end-users and provide better services

     Hotels are seeing an ever-rising demand for Internet accessibility and use due to guest dependence on the World Wide Web and email. In order to appeal to business, as well as vacationing travelers, hotels must provide improved Internet connectivity to stay competitive irrespective of the cost.

     Nearly all of our business is awarded through competitive procurements. The Internet management services industry consists of several companies with which Superclick competes and who can provide the same type of services. Many of our competitors are larger and have greater financial resources than we do. We obtain much of our business on the basis of proposals to new and existing customers. Competition usually centers on successful past performance, technical capability, management, personnel experience and price.

     Superclick has many competitors who contend for the same customers. They are competent, experienced and continuously working to take work and projects away from Superclick. These competitors range in size from one million dollars in annual revenue to several hundred million dollars in annual revenue. Most of the Company's business is at presently is based on one time sales, although we are attempting to implement a recurring revenue model through service and customer support. We have achieved a level of trust with each client that is comfortable, but not secure. We recognize that the Superclick niche areas are desirable to other professional service firms, and we continuously seek to improve within these niches rather than expanding hastily to new areas.

     The Company's executive offices are located at 23332 Mill Creek Drive, Suite 230, Laguna Hills, California, and its telephone number is (858) 518-1387


                                   MANAGEMENT


Directors and Executive Officers

     The Company's directors and executive officers are:

     Name                          Age       Position
     ----                          ---       --------

     John Glazik                   54        President, Chief Executive Officer

     Sandro Natale                 35        VP Business Development, Director

     Todd M. Pitcher               35        Chairman

     Robert MacFarlane             36        Director

     Ronald Fon                    37        Director

     Hugh Renfro                   79        Director

     Jacobo Melcer                 63        Director

     Stephen J. Montague           48        Director


     The Company's bylaws authorize the Board of Directors to fix the number of directors from time to time and the number is currently set at seven directors. All directors hold office until the next annual meeting of Shareholders or until their successors have been elected and qualified. Executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.

John Glazik, President and Chief Executive Officer

     John Glazik was appointed to the positions of President and Chief Executive Officer of our company in March. Prior to Superclick, Mr. Glazik served as CEO, President and Chairman of Ennovate Networks, and previously as VP/GM with the Access Products Division at ADC Telecommunications, Inc. (ADCT-Nasdaq). With more than two decades of experience in the telecom marketplace, he brings proven leadership and management capabilities to Superclick. Mr. Glazik holds a Ph.D. in Theoretical and Applied Mechanics from Northwestern University, with an M.S. in Mechanical Engineering from Northwestern, and a B.E. in Mechanical Engineering from The Cooper Union.

Sandro Natale - Vice President of Business Development

     Sandro Natale has been VP of Business Development of our company since completion of the merger transaction with Superclick Networks, Inc. in October 2003. Prior to the merger, Mr. Natale served as VP of Business Development of Superclick Networks, Inc. Prior to Superclick, Mr. Natale founded ITS Service Inter-Tek, a computer networking company that was later acquired by GSI Technologies. Mr. Natale holds a degree in Computer Science from Dawson College.

Todd M. Pitcher - Chairman of the Board

     Todd Pitcher has been Chairman of the Board of our company since completion of the merger transaction with Superclick Networks, Inc. in October 2003. Prior to the merger, Mr. Pitcher served as President, Chief Executive Officer and Chief Financial Officer of Grand Prix Sports, Inc. since January 2003. Mr. Pitcher has also served in the Executive Management capacity 4Dcard, Inc. from March 2002 through July 2003. Mr. Pitcher has several years experience in the investment banking, business consulting and equity research, serving as Director of Equity Research at Equity Securities in Golden Valley, Minnesota and several other regional investment banking firms. Mr. Pitcher has B.A. in Philosophy from the University of California at Berkeley and has attended graduate school at the University of California at Santa Barbara and Claremont Graduate School.

Robert MacFarlane - Director

     Robert MacFarlane recently resigned as President of our company upon the addition of John Glazik, where he served since completion of the merger transaction with Superclick Networks, Inc. in October 2003. Prior to the merger, Mr. MacFarlane served as President of Superclick Networks, Inc. and was the sole founder of the company. Prior to that, Mr. MacFarlane served as VP of Business Development for CDS Communications Group. He also founded Total Networking S.L. in Spain, a company dedicated to providing Internet dialup connection solutions. Mr. MacFarlane holds a B.A. in Sociology and Business from Bishop's University.

Ronald Fon - Director

     Ronald Fon recently resigned from his position as interim Chief Executive Officer of our company upon the addition of John Glazik, where he served since the completion of the merger transaction with Superclick Networks, Inc. in October 2003. Prior to the merger, Mr. Fon served as Chief Executive Officer of Superclick Networks, Inc. Mr. Fon is the founder of Optimus Asset Management, a money management firm specializing in alternative investments. He also serves as Director of numerous investment funds and early stage companies. Mr. Fon holds a B.A. (Honors) from McGill University in Montreal, Quebec and has worked towards a Ph.D. degree on the methodological issues in economic science at the Foundations of Science Unit, University of Western Ontario, London, Ontario.

Hugh Renfro - Director

     Hugh Renfro has been a Director of our company since completion of the merger transaction with Superclick Networks, Inc. in October 2003. Prior to the merger, Mr. Renfro served as Secretary and Director of Grand Prix Sports, Inc. since March 2003. Mr. Renfro has extensive international business experience with more than 31 years spent overseas with the Arabian-American Oil Company, Cia Petrolera Chevron and the Arabian Chevron Oil Company working in government relations, marketing and the establishment of joint venture operations.

Jacobo Melcer - Director

     Jacobo Melcer has been a Director of our company since January 2004. Mr. Melcer is also Chairman and President of Frontcom.com, Inc., a provider of broadband services for Mexico/US border towns. He is the founder and serves as a Director of CPM Electronics Inc., a leading distributor of telecommunications and electronics products in Latin America. Mr. Melcer is also Founder of Grupo MEXEL, Mexico's leading high technology integrator for the last 30 years. In addition, Mr. Melcer is a founder of ACT Networks, a publicly traded U.S. company that is a world-leader in frame-relay technology and has served on ACT's Board of Directors through the public offering. Mr. Melcer holds a degree in Physics from the Universidad National Autonoma de Mexico (UNAM) with a Masters Degree in Oceanography.

Stephen J. Montague - Director

     Stephen Montague has been a Director of our company since January 2004. Mr. Montague is currently the Director of Information Technology at Westmont Hospitality Group, which owns and operates a diverse selection of properties across Canada, the United States and Europe. He currently serves on the Board of Advisors to GLOBALIVE Communications and the CIO Summit Ryerson IT Leadership Development Program. Mr. Montague has also served as Director of Product Marketing at CRM Solutions and Network Engineering Senior Manager at Nortel Networks. Mr. Montague holds a B.S. in Electrical Engineering from the University of Waterloo, Ontario.



Compensation of Non-Employee Directors

     Non-employee members of the Company's Board of Directors are paid in common stock in lieu of $15,000.00 cash annually with piggy back registration rights.
The stock is to be issued as of the first business day in which the Director is appointed to the Board, and at the price of the day's close. The Company is authorized to reimburse Directors for out-of-pocket expenses they incur in connection with board related duties.


Compensation of Executive Officers

     The following table sets forth, for the last three fiscal years, the compensation earned for services rendered in all capacities by our chief executive officer and the other highest-paid executive officers serving as such at the end of 2003 whose compensation for that fiscal year was in excess of $50,000. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer of Superclick, Inc. received compensation in excess of $50,000 during fiscal year 2003.


                           Summary Compensation Table
----------------------------------------------------------------------------
                                                                                Long-Term
                                                                                Compensation            All Other
                                                                                Awards                  Compensation
----------------------------------------------------------------------------
                                                                                                        Securities
                                                                                Other Annual            Underlying
Name and Principle Position         Year    Salary (US$)      Bonus (US$)       Compensation     Options(#)
----------------------------------------------------------------------------
John Glazik                         2004    $90,000          $10,000            ---              884,784 @$.50
Chief Executive Officer             2003     ---              ---               ---              ---

----------------------------------------------------------------------------
Sandro Natale                       2004    $42,000           ---               ---              ---
VP Sales                            2003    $42,000           ---               ---              ---
                                    2002    $26,000           ---               ---              ---
----------------------------------------------------------------------------


Facilities

     The business and operations of the Company are currently conducted in the following office spaces:

Location                            Approximate Square Feet            Date Current     Monthly Rent
                                                                       Lease Expires
---------------------------------------------------------------------------------------------------
32223 Mill Creek Dr. Ste. 230       Executive Office - 500 sq. ft.     NA               $300.00
Laguna Hills, CA 92653

2960 Fleury East                    2,300                              Month to month   $1,006.00 (US)
Montreal Quebec
H2B 1M4
Canada
                                                                                                     9

Legal Proceedings

     As of the date of this Offering, the Company is not party to any lawsuits or legal proceedings, the adverse outcome of which, in management's opinion, individually or in the aggregate, would have a material adverse affect on the Company's results of operations or financial position, and has no knowledge of any threatened or potential lawsuits or legal proceedings against the Company.


                                  RISK FACTORS

     The Shares offered hereby are speculative and involve a high degree of risk. In addition to the matters discussed elsewhere in this Memorandum, careful consideration should be given to the following risk factors and those set forth in the Company's annual report for the fiscal year ending October 31, filed on Form 10-KSB and its current quarterly report filed on Form 10-QSB.

1. Transfer of Unit Interest. The Company is under no obligation to redeem any Units or the shares or warrant shares contained therein.. A public market for the Units does not exist at the present time and may not develop in the future. Consequently an investor may not be able to sell his/her Shares or Warrants easily and should only purchase the Units as a long-term investment.

2. Limited Voice in Management. The Units being offered provide the investor a limited voice in management of the Company. The funds invested are intended to be used as described herein; however management has complete discretion regarding expenditure and has the right to alter the plan as it sees fit.

3. No Assurance on Total Subscription. These Units are being issued on a "best efforts" basis, which makes no provision for minimum sales, closing date of the offering, and return of funds in the event the issue is not completely subscribed. Should all the Units offered hereby fail to be timely sold, the Company may have to obtain a loan to complete the undertakings as described under the "Purpose of the Offering" and "Use of Proceeds". There is no assurance that a loan could be obtained by the Company in such instance.

4. Company Will Likely Incur Future Losses. Even with the proceeds of this offering, the Company may not become profitable or significantly increase its revenue to a profitable stage. The Company has no history of profit. Development Stage Businesses often sustain losses prior to any profits.

5. No Independent Studies. Determinations with respect to the capital requirements of the Company, the intended use of proceeds from this Offering, and the operations of the Company, are based solely upon information developed by the Company. No independent studies with regard to feasibility, management and marketing have been conducted by any third parties in determining such matters.

6. Possible Inadequacy of Funds. Although the Company believes that, depending upon the level of sales of Units, the net proceeds from the Offering may be sufficient for the plan adopted by the Company, there are no other additional financing sources that have been identified. There is no assurance that alternative financing will be available in amounts required or, if available, that it can be obtained on terms satisfactory to the Company.

7. Experience. The Company has been formed for the specific purpose and activities described herein. It has limited operating or financial history in this business although management has considerable experience in entrepreneurial business as outlined in their profiles.

8. Government Regulations. The Company's revenue may be subject to various laws and regulations of local and federal governments as well as governments of other countries and changes in government policy.

9. Dependence on Management. The Company is highly dependent upon the services of a small number of management personnel, most importantly John Glazik and Sandro Natale. The loss of these individuals could have a material adverse effect on the Company. At present, the Company does not carry key-man insurance on any of its officers or management personnel but will, upon funding of the Company carry a life insurance policy on key management personnel, if available.

10. Units Not Insured Deposits. The Units are not insured by any governmental agency, as are certain investments in financial institutions such as banks, savings & loan associations or credit unions, nor are they guaranteed by any public or private entity. The risk of loss to investors in the Units is thus higher than the risk incurred by investors in such insured financial institutions.

11. Immediate Substantial Dilution. Purchasers of Units in this Offering will suffer an immediate substantial dilution in the offering price per Share purchased by them. Dilution is the reduction in value of a purchaser's investment measured by the difference between the price per share in the offering and the net tangible book value per share following the offering.

12. Investors Will Bear Risk of Loss. The capital required by the Company to carry on its business is being sought principally from the proceeds of this offering. Therefore, investors will bear most of the risk of the Company's operations until such time as it attains profitable operations, if ever.

13. Shares Eligible for Future Sale. The majority of the presently outstanding Shares of the Company are "restricted securities" and under certain circumstances may in the future be sold in compliance with Rule 144 adopted under the Securities Act of 1933, as amended. Future sales of these Shares under Rule 144 could severely depress the market price of the Shares being offered hereby. Rule 144 provides, among other things, that in a "reporting company" as defined by the Securities Act of 1934, as amended, control persons holding restricted securities for a period of one year may each sell in brokerage transactions every three months an amount equal to 1% of the trading volume during the four calendar weeks preceding the filing of a notice of proposed sale.

14. Conflicts of Interest. The Company's officers and directors are and may in the future be associated with other firms involved in a range of business activities although none are in activities identical to those of the Company. Due to these affiliations there are potential inherent conflicts of interest in their acting as directors and officers of the Company. Conflicts of interest and non arms-length transactions may arise in the future in the event the Company's officers or directors are involved in the management of any firm with which the Company transacts business.

15. No Dividends. No dividends have been paid on the Common Stock since inception and none are contemplated at any time in the foreseeable future. See "Description of Securities - Dividends".

16. Offering Price Arbitrarily Determined. The offering price of the Units was established arbitrarily by the Company. There is no direct relationship between the offering price and the assets or shareholders' equity of the Company or any other recognized criterion of value.

17. Possible Loss through International Problems. Any corporation that has a business outside of the United States has a risk of government takeover, exchange control rules being imposed to transfer funds, as well as laws that might be in conflict with the purposes of the corporation. There is a risk of political problems in dealing with governments of other countries. At the present time the Company does not foresee this as a major problem but damage to hotels from war or other non-controllable occurrences would have an impact on the hotel industry acceptance of the Company's products.

18. Rapid Technology Changes. If we are unable to modify existing products and develop new products that are responsive to changing technology and standards and meet customer needs in a timely and cost effective manner the Company's business could be adversely affected. The markets we serve are characterized by rapid changing technology, emerging industry standards and frequent introduction of new products. The introduction of products embodying new technologies and the emergence of new industry standards may render Company products obsolete or less marketable. The determination of what the market wants and then being able to deliver this in a timely and profitable manner may not be possible.

19. Company Does Not Own Production Facilities. Since the Company is dependent upon an outside production facility for the manufacture of its product it faces the possibility of a non-timely delivery over which it would have no control and the possibility of the product being copied and sold under another name. The Company intends to file patents if possible on products when applicable.

20. Industry competition for highly skilled employees, failure to attract and retain technical personnel would adversely affect our business. The Company may not be able to successfully attract or retain highly skilled employees. Our inability to hire or retain highly qualified individuals may impede our ability to develop under the time frame projected. Even if we are able to hire these individuals, we may be unable to retain them. Further there is increasing pressure to provide technical employees with stock options and other equity interests which may dilute earnings per share.

21. Limitations on Product and Services offered. While the Company is presently able to sell and deliver its product to hotels throughout the world, any change in the method of delivery of Internet broadcasting could have an immediate and damaging affect on the Company. The Company will develop alternate customer bases to avoid this problem but no assurance can be taken that this will be accomplished in a timely manner.


                                 USE OF PROCEEDS

     Assuming the sale of all shares of Common Stock offered hereby, the gross proceeds to the Company from the sale of such shares is estimated to be approximately $1,125,000. Such proceeds will be utilized by the Company for expanding operational, sales and marketing capabilities through adding headcount, addressing capital expenditure requirements to fulfill existing purchase orders and for general working capital.

     The Board of Directors reserves the right to reallocate the application of proceeds in its sole discretion in the event that it perceives that such reallocation would better serve the Company. Prior to a reallocation, if any, investors will not have the opportunity to know exactly how all the proceeds will be spent. The parameters set forth are general. The Board of Directors will use its best judgment with respect to the expenditure of the funds set forth above for the above-referenced purposes.


                                 DIVIDEND POLICY

     The Company has never paid dividends. It is the present policy of the Company not to pay cash dividends and to retain future earnings to support the Company's growth. Any payment of cash dividends in the future will be dependent upon the amount of funds legally available therefore, the Company's earnings, financial condition, capital requirements and other factors that the Board of

Directors may deem relevant. The Company does not anticipate paying any cash dividends in the foreseeable future. Therefore, prospective investors who anticipate the need for immediately income by way of cash dividends from their investment should not purchase the Common Stock offered hereby.

                          CERTAIN TERMS OF THE OFFERING

Plan of Distribution

     The Offering shall consist of up to 2,500,000 Units. Each Unit is offered at $.45 and consists of one share of Common Stock and one "A" Series Warrant exercisable at $.60. Payment for the Units is due and payable in full upon tendering the appropriate Subscription Agreement to the Company. Prospective qualified Investors may apply for the purchase of shares of Common Stock in the Company by completing and executing in full the appropriate Subscription Agreement and delivering such document to the Company. Completion and delivery of the appropriate Subscription Agreement and other relevant documents is subject to acceptance by the Company. The shares of Common Stock will be sold only to those persons who are acceptable to the Company. The minimum amount of Units that will be sold to any Investor is 100,000 and Units will be sold and issued by the Company from time to time as subscriptions are received by it. However, in its sole discretion, the Company may accept subscriptions for a lesser amount.

     The Offering will terminate on the earlier of the sale of sufficient Units to generate $1,012,500 in gross proceeds or August 31, 2004, unless such date is extended in the Company's sole discretion. ("Closing"). The Offering may be withdrawn by the Company, in its sole discretion, at any time prior to the Closing.

Restrictions on Transfer for Investors Acquiring Securities Pursuant to Regulation D.

     The shares of Common Stock will be restricted as to transferability under state and federal laws regulating securities. The shares of Common Stock have not been registered under the Act, or any other similar state statutes, in reliance upon what the Company believes to be exemptions from the registration requirements contained therein. Accordingly, the shares of Common Stock will be "restricted securities" as defined in Rule 144 of the general rules and regulations under the Act. As "restricted securities," an Investor must hold them indefinitely and may not dispose or otherwise sell them without registration under the Act and without registration under any applicable state securities laws or unless an exemption from registration is available. Moreover, in the event an Investor desires to sell or otherwise dispose of the shares of Common Stock, the Investor will be required to furnish the Company with an opinion of counsel acceptable to the Company that the transfer would not violate the registration requirements of the federal or state securities acts. The Company has the absolute right, in its sole discretion, to approve or disapprove such transfer.

     The holders of the restricted common stock issued pursuant to the Unit offering will be entitled to "piggy-back" registration rights on registrations of the Company. The Company has agreed to file, and management of the Company anticipates the filing of, a registration statement under the Act to cover a public resale of the shares of the Common Stock issued in this prospectus. Rule 144 allows sales, without registration under the Act, of limited amounts of restricted securities that have been held for at least two years in certain circumstances.

     Any certificate or other document evidencing the shares of Common Stock will be imprinted with a conspicuous legend stating that the shares of Common Stock have not been registered under the Act and referring to the restrictions on transferability and sale of the shares of Common Stock. In addition, the Company's records concerning the shares of Common Stock will include "stop transfer notations" with respect to such securities.

Subscription Agreement

     Each person desiring to subscribe for Shares must meet the suitability standards set forth below in this Memorandum under "Investor Suitability Standards". Each person desiring to subscribe for Shares of common stock ("Investor") must complete, execute and deliver to the Company, the Subscription Agreement, in the form delivered with this Memorandum and tender the required subscription funds. By executing the Subscription Agreement, the Investor agrees that, if his subscription is accepted by the Company, the Investor will purchase the shares of common stock in the Company indicated in the Subscription Agreement and will be bound by the terms of the Subscription Agreement. Subscriptions may be rejected for failure to conform to the requirements described in this Memorandum, insufficient documentation, oversubscription, or for any other reason that the Company, in its sole discretion, determines. In the event that a Subscription is rejected, such Investor's funds (without interest earned thereon) will be promptly refunded as described in "Subscription Arrangements" below. No Subscription may be revoked, canceled or terminated by the Investor except as provided in the Subscription Agreement.

     All subscription funds shall be payable to the Company. If any subscription is not accepted by the Company or if the Offering is terminated, subscription funds (without interest) will be promptly returned to the Investors.

Determination of the Offering Price

     The offering price shall be $.45 per Unit. The offering price of the Units is determined by the Company and does not have any other relationship to prior operations of the Company nor its net worth nor to any other recognized criteria of value.

Investor Suitability Standards

     Each prospective Investor is required to execute and deliver to the Company a Subscription Agreement in the form attached hereto as Exhibit "A" (the "Subscription Agreement").

     The Shares will be sold only to those persons who meet those suitability standards set forth in that Subscription Agreement pursuant to which a prospective investor must make certain representations and warranties, including, but not limited to:

          (a) that he or she has examined or has had an opportunity to examine such additional information concerning the Company and the offering of Shares as he or she deemed necessary or appropriate to form a decision as to whether to purchase Shares;

          (b) that he or she has had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the terms and conditions of this investment, and all such questions have been answered to his or her full satisfaction;

          (c) that except as set forth in this Memorandum and the attachments hereto, no representations or warranties have been made to him or her by the Company or any agent, employee or affiliate of it, and that in entering into this transaction he or she is not relying upon any information, other than that contained in this Memorandum and the attachments hereto, and the results of his or her own independent investigation;

          (d) that he or she does not intend or anticipate that his or her investment in the Company be a source of income, is able to bear the substantial economic risks of the investment in Shares being made by him or her, and that he or she could afford a complete loss of such investment;

          (e) that he or she has adequate means of providing for his or her current needs and possible personal contingencies and has no need for liquidity of his or her investment in the Company;

          (f) furthermore:

               (i) if an individual, that:

                    (A) he or she has an individual net worth, or joint net
               worth with his or her spouse (i.e., total assets in excess of total liabilities) at the time of the purchase in excess of $1,000,000;

                    (B) he or she has an individual income in excess of $200,000 in 2001 and 2002 and who reasonably expects an income in excess of $200,000 in 2003;

                    (C) he or she had a joint income with that person's spouse in excess of $300,000 in 2001 and 2002 and who reasonably expects a joint income in excess of $300,000 in 2003; or

                    (D) he or she is a director or executive officer of the
               Company;

                 (ii) if a corporation, partnership, or other organization (a
               "Registered Company") registered under the Investment Company Act of 1940, a business development company, as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, or a private investment company, as defined in Rule 205-3(g)(2) (17 CFR 275.205-3(g)(2)) of the Investment Advisors Act of 1940, each shareholder, partner, or equity owner (as appropriate) has an individual net worth, or joint net worth with such person's spouse (i.e., total assets in excess of total liabilities) in excess of $1,000,000; or

                 (iii) if a Registered Company other than a Registered Company registered under the Investment Company Act of 1940, a business development company, as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, or a private investment company, as defined in Rule 205-3(g)(2) of the Investment Advisors Act of 1940, such Registered Company has a net worth (i.e. total assets in excess of total liabilities) in excess of $1,000,000 and is

                    (A) a bank, as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in
               Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

                    (B) an insurance company, as defined in Section 2(13) of the
               Act;

                    (C) a Small Business Investment Company licensed by the U.S.
               Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

                    (D) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, and the decision to invest in the Company is being made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or such employee benefit plan with total assets in excess of $5,000,000;

                    (E) an organization described in Section 501(v)(3) of the
               Internal Revenue Code with total assets in excess of $5,000,000; and

                    (F) an entity in which each shareholder, partner, or equity owner (as appropriate) is an accredited investor under Paragraph
               (a)(1), (2), (3), (4), (6), or (7) of Rule 501 of Regulation D
               under the Act;

          (g) that he or she understands that the Shares have not been registered under the Act in reliance on an exemption thereunder for transactions not involving any public offering, that the Shares have not been approved or disapproved by the Securities and Exchange Commission or by any other federal or state agency, and that no such agency has passed on the accuracy or adequacy of this Memorandum; and

          (h) that he or she is acquiring Shares for his or her own account for investment purposes only and not with a review to resale or other distribution, in whole or in part; and that: (i) the Shares are speculative investments and involve a high degree of risk; (ii) the Company has a limited financial and operating history; and (iii) the transferability of the Shares is substantially restricted; investors in the Company have no rights to require the Shares to be registered under the Act; there will likely be no public market for the Shares; and, accordingly, it may not be possible for him to liquidate his or her investment in the Company;

     The suitability standards referred to above are minimum requirements; subject to modification by the Company in certain circumstances or as otherwise deemed appropriate under applicable securities laws. The satisfaction of such standards does not mean that the Shares are a suitable investment for an investor. Investors in certain states may be required to meet additional requirements or standards imposed by the securities laws or regulations of their states. In addition, the Company may revoke any offer made herein and refuse to sell Shares to a prospective investor if it concludes for any reason that the Shares are not a suitable investment for a prospective investor, even if such investor returns a Subscription Agreement with appropriate representations or warranties, or for any other reason.

Subscription Procedures

     To subscribe for the Shares, a prospective investor must complete, execute and deliver the Subscription Agreement (attached hereto as an exhibit). By executing the aforementioned document, a prospective investor agrees to purchase the number of Shares subscribed for and to make payment thereof by cash or by check payable to "Superclick, Incorporated" subject to acceptance by the Company.

     Corporations, partnerships and trustees, agents or other persons acting in a representative capacity may be required by the Company to furnish with the Subscription Agreement further evidence that such subscriber has the authority to become a shareholder or an opinion of counsel acceptable to the Company that the Subscriber has such authority.


                             PRINCIPAL SHAREHOLDERS


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of our common stock as of January 1, 2004, by (i) each person known by us to be the beneficial ownership of more than 5 percent of the outstanding common stock, (ii) each director, (iii) each executive officer, and (iv) all executive officers and directors as a group. The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 23332 Mill Creek Drive, Laguna Hills, CA 92653.

Name                                          Shares Beneficially      Percent
                                                     Owned             of Class
--------------------------------------------------------------------------------

Ronald Fon....................................          --                --

Robert G. MacFarlane..........................     3,526,200              15%

Sandro Natale.................................     3,526,100              15%

Todd M. Pitcher...............................          --                --

Hugh Renfro...................................          --                --

Steven J. Montague............................          --                --

All directors and officers as a group (7).....
(*) means less than 1.0%


                          DESCRIPTION OF CAPITAL STOCK

General

     Our certificate of incorporation, as amended to date, authorizes us to issue up to 120,000,000 shares of common stock and 20,000,000 shares of preferred stock. As of January 21, 2004, we had 21,559,137 shares of common stock issued and outstanding. The transfer agent and registrar for our common stock and is First American Stock Transfer, 1717 E. Bell Road, Suite 2, Phoenix, Arizona, 85022-6200.


Common Stock

     Holders of our common stock are entitled to one vote for each share on all matters to be voted on by our stockholders. Holders of our common stock do not have any cumulative voting rights. Common stockholders are entitled to share ratably in any dividends that may be declared from time to time on the common stock by our board of directors from funds legally available for dividends. Holders of common stock do not have any preemptive right to purchase shares of common stock. There are no conversion rights or sinking fund provisions for our common stock.


Indemnification of Officers and Directors

     The Company's Articles of Incorporation and Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted under Delaware law. The Board of Directors are exploring the advisability of obtaining an insurance policy covering officers and directors for claims made that such officers or directors may otherwise be required to pay or for which the Company is required to indemnify them, subject to certain exclusions.

     Insofar as indemnification by the Company for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Company pursuant to provisions of the Articles of Incorporation and Bylaws, or otherwise, the Company has been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company in which indemnification would be required or permitted. The Company is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.


                             ADDITIONAL INFORMATION

     The Company will undertake, to the extent possible, to provide each investor the opportunity to ask questions of and receive answers from the officers and directors of the Company or any person acting on their behalf relating to the terms and conditions of the Offering and to obtain any additional information necessary to verify the accuracy of the information made available to such Investor. The Company will also make available to investors various documents connected with the proposed business of the Company and a copy of the due diligence checklist used in connection with this Offering. If you have any questions whatsoever regarding this Offering, or desire any additional information or documents to verify or supplement the information contained in this private placement memorandum, please write or call the Company at Superclick, Incorporated, 23332 Mill Creek Drive, Suite 230 Laguna Hills, California ; telephone number: (858) 518-1387.


                           Forward Looking Statements

The foregoing Memorandum contains "forward looking statements" within the meaning of Rule 175 of the Securities Act of 1933, as amended, and Rule 3b-6 of the Securities Act of 1934, as amended, including statements regarding, among other items, the Company's business strategies, continued growth in the

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Company's markets, projections, and anticipated trends in the Company's business and the industry in which it operates. The words "believe," "expect," "anticipate," "intends," "forecast," "project," and similar expressions identify forward-looking statements. These forward-looking statements are based largely on the Company's expectations and are subject to a number of risks and uncertainties, certain of which are beyond the Company's control. The Company cautions that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward looking statements, including, among others, the following: reduced or lack of increase in demand for the Company's products or services, competitive pricing pressures, changes in the market price of ingredients used in the Company's products and/or services and the level of expenses incurred in the Company's operations. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained herein will in fact transpire or prove to be accurate. The Company disclaims any intent or obligation to update "forward looking statements.

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